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                                                                    EXHIBIT 23.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 19, 1999, included in Big Buck Brewery & Steakhouse, Inc.'s Form 10-KSB for the year ended January 2, 2000, and to all references to our Firm included in this registration statement.


                                          /s/ ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
June 8, 2000